Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Quarterly Report of Midwest Holding Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2018	/s/ Mark A. Oliver
Mark A. Oliver
Chief Executive Officer
Principal Executive Officer & Principal Financial Officer